Exhibit 21

Subsidiaries of The Marcus Corporation
as of December 26, 2019

The Marcus Corporation owns equity in the following entities:

Name	State of Organization
B&G Realty, LLC	Wisconsin
Brookfield Corners Development, LLC	Wisconsin
Century Lakes WP Cinema, LLC	Delaware
Corners of Brookfield, LLC	Wisconsin
First American Finance Corporation	Wisconsin
Hospitalitas Indemnity, Inc.	Delaware
Marcus BIS, LLC	Wisconsin
Marcus Consid, LLC	Wisconsin
Marcus Franklin, LLC	Wisconsin
Marcus Hotels, Inc.	Wisconsin
GS Holdings, Inc.	Wisconsin
Marcus Restaurants, Inc.	Wisconsin
Marcus Theatres Corporation	Wisconsin
MCS Capital, LLC	Wisconsin
Moorhead Green, LLC	Delaware
Parkwood Westpoint Plaza, LLC	Delaware
Safari Madison, LLC	Delaware
Sauk Rapids Cinema, LLC	Delaware

B&G Realty, LLC is the sole member of the following limited liability companies:

Name	State of Organization
B & G Sun Prairie, LLC	Delaware
Marcus Southport, LLC	Delaware
Marcus Southridge Development, LLC	Wisconsin
MH Exchange III, LLC	Wisconsin
MH Exchange IV, LLC	Wisconsin
MH Exchange V, LLC	Delaware
MH Exchange VI, LLC	Delaware

Colony Inns Restaurant Corporation owns all of the equity in the following entities:

Name	State of Organization
EFAH, LLC	Wisconsin
International Exports, LLC	Wisconsin
International Exports Chicago, LLC	Wisconsin
SHIP, LLC	Wisconsin

Corners of Brookfield, LLC is a 10% member of the following limited liability company:

Name	State of Organization
Brookfield Corners, LLC	Delaware

GS Holdings, Inc. owns all of the equity in the following entity:

Name	State of Organization
Graydient Creative, LLC	Wisconsin

Marcus BIS, LLC is the sole member of the following limited liability company:

Name	State of Organization
Marcus BIS Partners, LLC	Wisconsin

Marcus BIS Partners, LLC is a 50% partner of the following limited partnership:

Name	State of Organization
Hoffman Northwest, LP	Wisconsin

Marcus Cinemas of Minnesota and Illinois, Inc. owns all of the equity in the following entity:

Name	State of Organization
Marcus Cinemas of Wisconsin, LLC	Wisconsin

Marcus Cinemas of Wisconsin, LLC is the sole member of the following limited liability company:

Name	State of Organization
MMT Texny, LLC	Texas

Marcus Consid, LLC is a 99% member and Colony Inns Restaurant Corporation is a 1% member of the following limited liability company:

Name	State of Organization
Springdale 2006, LLC	Delaware

Marcus Cornhusker Investors Holdings, LLC is the sole member of the following limited liability company:

Name	State of Organization
Marcus Lincoln Hotel, LLC	Delaware

Marcus Development, LLC is the sole member of the following limited liability companies:

Name	State of Organization
Marcus Management Las Vegas, LLC	Nevada
Platinum Condominium Development, LLC	Nevada
Platinum Holdings Las Vegas, LLC	Nevada

Marcus Hotels, Inc. owns all of the equity in the following entities:

Name	State of Organization
Grand Geneva, LLC	Wisconsin
Marcus Block 88, LLC	Wisconsin
Marcus Bloomington, LLC	Minnesota
Marcus Development, LLC	Wisconsin
Marcus El Paso, LLC	Wisconsin
Marcus Houston, LLC	Wisconsin
Marcus Hotels Associates, Inc.	Wisconsin
Marcus Hotels Hospitality, LLC	Wisconsin
Marcus Lincoln, LLC	Wisconsin
Marcus Maryland, LLC	Maryland
Marcus Murieta, LLC	Wisconsin
Marcus North Hollywood, LLC	Wisconsin
Marcus Northstar, Inc.	Minnesota
Marcus Omaha, LLC	Wisconsin
Marcus Omaha Ownership, LLC	Wisconsin
Marcus Restaurant Consulting, LLC	Wisconsin
Marcus RS, LLC	Wisconsin
Marcus SCHIL, LLC	Wisconsin
Marcus Skirvin, Inc.	Wisconsin
Marcus SPB, LLC	Wisconsin
Marcus W, LLC	Wisconsin
MH Exchange Holdings, LLC	Wisconsin
Milwaukee City Center, LLC	Wisconsin
Pfister, LLC	Wisconsin
Resort Missouri, LLC	Delaware
Rush Ontario, LLC	Delaware

Marcus Lincoln, LLC is the sole member of the following limited liability company:

Name	State of Organization
Marcus Cornhusker Investors Holdings, LLC	Delaware

Marcus Midwest, LLC is the sole member of the following limited liability company:

Name	State of Organization
MMT Lapagava, LLC	Wisconsin

Marcus Omaha Ownership, LLC is a 10% member of the following limited liability company:

Name	State of Organization
Capitol District Hotel, LLC	Nebraska

Marcus Restaurants, Inc. owns all of the equity in the following entities:

Name	State of Organization
Café Refreshments, Inc.	Wisconsin
Captains-Kenosha, Inc.	Wisconsin
Colony Inns Restaurant Corporation	Wisconsin

Marcus Skirvin, Inc. is a 60% member of the following limited liability company:

Name	State of Organization
Skirvin Partners, LLC	Oklahoma

Marcus Theatres Corporation owns all of the equity in the following entities:

Name	State of Organization
Family Entertainment, LLC	Wisconsin
Marcus Cinemas of Minnesota and Illinois, Inc.	Illinois
Marcus Cinemas of Ohio, LLC	Wisconsin
Marcus Midwest, LLC	Wisconsin
Marcus Theatre Management, LLC	Wisconsin
Nebraska Entertainment, Inc.	Nebraska
P-Corn Acquisitions, LLC	Missouri
P-Corn Acquisitions of Minnesota and Illinois, LLC	Wisconsin
P-Corn Acquisitions of Missouri Corporation	Missouri

MH Exchange Holdings, LLC is the sole member of the following limited liability company:

Name	State of Organization
MH Exchange, LLC	Wisconsin